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                                                                    EXHIBIT 23.3

The Board of Directors
Channel 32, Incorporated:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                              /s/  KPMG LLP

Los Angeles, California

September 8, 1999